ADVISORS DISCIPLINED TRUST 1055

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of Spreadtrum Communications, Inc. are no longer included in the portfolio.



     Supplement Dated:  December 31, 2013